                                 LEASE AGREEMENT

                                     BETWEEN

                       VITAMIN REALTY ASSOCIATES, L.L.C.,

                                     LESSOR,

                                     -AND-

                         ALL COMMUNICATION CORPORATION,

                                     LESSEE.




                      -------------------------------------

                              DATED: March 20, 1997

                      -------------------------------------




Prepared by:

Robert A. Klausner, Esquire
Shanley & Fisher, P.C.
131 Madison Avenue
Morristown, New Jersey 07962

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PRELIMINARY STATEMENT ..................................................    1
1.  DEFINITIONS ........................................................    1
2.  DEMISE; TERM .......................................................    6
3.  BASIC RENT; ADDITIONAL RENT; NET LEASE .............................    8
4.  OPERATING EXPENSES .................................................    9
5.  LAYOUT AND FINISH OF DEMISED PREMISES ..............................   11
6.  MAINTENANCE, ALTERATIONS AND
    ADDITIONS; REMOVAL OF TRADE FIXTURES ...............................   15
7.  USE OF DEMISED PREMISES ............................................   16
8.  LESSOR'S SERVICES ..................................................   17
9.  INDEMNIFICATION; LIABILITY OF LESSOR ...............................   19
10. COMPLIANCE WITH REQUIREMENTS .......................................   19
11. DISCHARGE OF LIENS .................................................   23
12. PERMITTED CONTESTS .................................................   23
13. INSURANCE ..........................................................   24
14. ESTOPPEL CERTIFICATES ..............................................   25
15. ASSIGNMENT AND SUBLETTING ..........................................   27
16. CASUALTY ...........................................................   32
17. CONDEMNATION .......................................................   33
18. EVENTS OF DEFAULT ..................................................   34
19. CONDITIONAL LIMITATIONS; REMEDIES ..................................   36
20. RIGHT OF ENTRY; RESERVATION OF EASEMENTS ...........................   39
21. ACCORD AND SATISFACTION ............................................   40
22. SUBORDINATION ......................................................   40
23. LESSEE'S REMOVAL ...................................................   42
24. BROKERS ............................................................   43
25. NOTICES ............................................................   43
26. NATURE OF LESSOR'S OBLIGATIONS .....................................   43
27. SECURITY DEPOSIT ...................................................   44
28. RULES AND REGULATIONS ..............................................   45
29. MISCELLANEOUS ......................................................   45
30. RENEWAL OPTION .....................................................   48

SCHEDULE A FLOOR PLAN
SCHEDULE B BASIC RENT


                                        i




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





                                 LEASE AGREEMENT

         LEASE AGREEMENT (this "Lease"), made as of March 20, 1997, between VITAMIN REALTY ASSOCIATES, L.L.C. (the "LESSOR"), a New Jersey limited liability company, having an address at 225 Long Avenue, Hillside, New Jersey 07205, and ALL COMMUNICATIONS CORPORATION (the "LESSEE"), a New Jersey corporation, having an address at 140 Route 22, Mountainside, New Jersey 07092.

                              PRELIMINARY STATEMENT

         LESSOR is the owner in fee simple of a certain tract of land situated in the Township of Hillside, County of Union and State of New Jersey, which is designated on the official tax map for the Township of Hillside as Block 1110, Lot 1 (the "Land"). On the Land, there is an office and warehouse building the "Building") and other related improvements; the Land and the Building, including all other improvements now or hereafter constructed on the Land and all fixtures and appurtenances to the Land and the Building, are collectively referred to as the "Premises". The Premises are commonly known as 225 Long Avenue, Hillside, New Jersey.

         The roadways, the drainage areas, the landscape areas and the other common portions of the Premises will be maintained for the benefit, use and enjoyment of all tenants leasing space within the Premises.

         LESSEE desires to lease from LESSOR approximately 1,560 rentable square feet of warehouse space on the first floor of the Building and approximately 7,180 rentable square feet of office space on the second floor of the Building (collectively, the "Demised Premises") in accordance with, and subject to, the provisions of this Lease. The location of the Demised Premises is cross-hatched on the floor plan annexed hereto as Schedule A.

         NOW, THEREFORE, LESSOR and LESSEE agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         1.1. As used in this Lease, the following terms have the following respective meanings:

         (a) Additional Rent: defined in Section 3.2.

         (b) Alterations: defined in Section 6.5.





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         (c) Basic  Rent:  defined in Section  3.1 and  specified  in Schedule B annexed hereto.

         (d) Basic Rent Payment Dates: the first day of each consecutive calendar month during the Term.

         (e) Building: defined in the Preliminary Statement.

         (f) Building Holidays: Saturday, Sunday, New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         (g) Business Hours: 8:00 AM to 6:00 PM, Monday through Friday, except for Building Holidays.

         (h) Change Orders: defined in Section 5.3.

         (i) Commencement Date: defined in Section 2.2.

         (j) Costs: defined in Section 5.2(a).

         (k) Demised Premises: defined in the Preliminary Statement.

         (l) Environmental Laws: all statutes, regulations, codes and ordinances of any governmental entity, authority, agency and/or department relating to (i) air emissions, (ii) water discharges, (iii) noise emissions, (iv) air, water or ground pollution or (v) any other environmental or health matter, including, without limitation, ISRA, the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq. and the regulations promulgated thereunder, and the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 'SS' 9601 et seq. and the regulations promulgated thereunder.

         (m) Events of Default: defined in Article 18.

         (n) Excusable Delay: any delay caused by governmental action, or lack thereof; shortages or unavailability of materials and/or supplies; labor disputes (including, but not limited to, strikes, slow downs, job actions, picketing and/or secondary boycotts); fire or other casualty; delays in transportation; acts of God; directives or requests by any governmental entity, authority, agency or department; any court or administrative orders or regulations; adjustments of insurance; acts of declared or undeclared war, public disorder, riot or civil commotion; or by anything else beyond the reasonable control of LESSOR, including delays caused directly or indirectly by an act or a failure to act by LESSEE or LESSEE'S Visitors.

         (o) Finish Work: defined in Section 5.3.

         (p) Insurance Requirements: all terms of any insurance policy maintained by LESSOR with respect to the Premises and all requirements of the National Board of Fire Underwriters (or any other body exercising similar function) applicable to or affecting all or any part of the Premises.

         (q) ISRA: The New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. and the regulations promulgated thereunder.

         (r) Land: defined in the Preliminary Statement.

         (s) Legal Requirements: all statutes, regulations, codes and ordinances of any governmental entity, authority, agency and/or department, which now or at any time hereafter may be applicable to the Premises or any part thereof, including, but not limited to, all Environmental Laws.

         (t) LESSEE: the party defined as such in the first paragraph of this Lease.

         (u) LESSEE Finish Work: defined in Section 5.3.

         (v) LESSEE'S Finish Work Costs(s): defined in Section 5.2(a).

         (w) LESSEE'S Notice: defined in Section 15.2.

         (x) LESSEE'S Proportionate Share: for all purposes of this Lease shall be deemed to be 6.0%.

         (y) LESSEE'S Visitors: LESSEE'S agents, servants, employees, subtenants, contractors, invitees, licensees and all other persons invited by LESSEE into the Demised Premises as guests or doing lawful business with LESSEE.

         (z) LESSOR: the party defined as such in the first paragraph of this Lease, including at any time after the date hereof, the then owner of LESSOR'S interest in the Premises.

         (aa) LESSOR'S Estimated Operating Expenses: defined in Section 4.2.

         (ab) LESSOR'S Expense Statement: defined in Section 4.2.

         (ac) LESSOR'S Operating Expenses: those costs or expenses paid or incurred by LESSOR in connection with the ownership, operation, management, maintenance, repair and replacement of the Premises, including, but not limited to, the cost of common area electricity; sewer meter charges; water; window cleaning; exterminating; insurance of all kinds carried in good faith by LESSOR and applicable to the Premises (including, without limitation, rent insurance); snow and ice removal; maintenance and cleaning of the parking lots and driveways (including resurfacing and restripping); regulation of traffic; landscape and grounds maintenance; service, maintenance, repair and replacement of all mechanical, electrical, plumbing and other systems and/or equipment (other than any system or equipment installed by LESSEE in the Demised Premises); general maintenance and repairs of any kind for which LESSOR is not reimbursed; painting and/or sealing of the exterior of the Building and the common areas; management fees; maintenance and service agreements; compliance with any Legal or Insurance Requirements; Taxes; contesting the Taxes and/or the assessed valuation of the Premises (including reasonable attorneys' fees, accounting fees and appraisal fees); any expenses allocable to the Premises and/or to LESSOR which relate to the common areas of the Premises; the cost of obtaining and maintaining access and/or utility licenses and easements across any contiguous property which serve the Premises; security services and/or alarm and fire protection systems and equipment; wages, salaries, fringe benefits and other labor costs of all persons engaged by LESSOR for the operation, maintenance, repair and replacement of the Premises; payroll taxes and workers' compensation for such persons; legal and accounting expenses (except legal expenses incurred in preparing leases or enforcing the terms of leases); licenses, permits and other governmental charges; depreciation on and rentals of machinery and equipment used in the operation and maintenance of the Premises; and any other expense or cost, which, in accordance with generally accepted accounting principles and the standard management practices for buildings comparable to the Building, would be considered as an expense of operating, managing, maintaining, repairing or replacing the Premises, plus a sum equal to fifteen percent (15%) of the aggregate of the foregoing for general overhead. Excluded from LESSOR'S Operating Expenses are costs reimbursed by insurance; the cost of any work or service performed by LESSOR for any tenant of the Building pursuant to the terms of said tenant's lease to the extent such work or service is in excess of the work or service which LESSOR is obligated to perform under this Lease; costs in connection with preparing space for a new tenant; advertising expenses; real estate brokers' commissions; franchise, transfer, inheritance or capital stock taxes or other taxes imposed upon or measured by the income or profits of LESSOR; and administrative wages and salaries or any other general and administrative overhead of LESSOR. All accounting for LESSOR'S Operating Expenses shall be on the accrual basis. In the event that, at any time during the Term, the Building is not fully leased

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




and occupied by tenants, LESSOR'S Operating Expenses shall be projected as if the Building were fully occupied at all times.

         (ad) Lien: any mortgage, pledge, lien, charge, encumbrance or security interest of any kind, including any inchoate mechanic's or materialmen's lien.

         (ae) Net Award: any insurance proceeds or condemnation award payable in connection with any damage, destruction or Taking, less any expenses incurred by LESSOR in recovering such amount.

         (af) Net Rental Proceeds: in the case of a sublease, the amount by which the aggregate of all rents, additional charges or other consideration payable under a sublease to LESSEE by the subtenant (including sums paid for the sale or rental of LESSEE'S fixtures, leasehold improvements, equipment, furniture or other personal property) exceeds the sum of (i) the Basic Rent plus all amounts payable by LESSEE pursuant to the provisions hereof during the term of the sublease in respect of the subleased space, (ii) brokerage commissions at prevailing rates due and owing to a real estate brokerage firm, and (iii) the then net unamortized or undepreciated cost of the fixtures, leasehold improvements, equipment, furniture or other personal property included in the subletting; and in the case of an assignment, the amount by which all sums and other considerations paid to LESSEE by the assignee of this Lease for or by reason of such assignment (including sums paid for the sale of LESSEE'S fixtures, leasehold improvements, equipment, furniture or other personal property) exceeds the sum of (i) brokerage commissions at prevailing rates due and owing to a real estate brokerage firm, and (ii) the then net unamortized or undepreciated cost of the fixtures, leasehold improvements, equipment, furniture or other personal property sold to the assignee.

         (ag) New Space: defined in Section 29.5.

         (ah) Premises: defined in the Preliminary Statement.

         (ai) Prime Rate: the prime commercial lending rate published from time to time in The Wall Street Journal.

         (aj) Punchlist Items: defined in Section 5.4.

         (ak) Recapture Notice: defined in Section 15.5.

         (al) Recapture Space: defined in Section 15.5.

         (am) Restoration: the restoration, replacement or rebuilding of the Building or any portion thereof as nearly as

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





practicable to its value, condition and character immediately prior to any damage, destruction or Taking.

         (an) Rules and Regulations: defined in Article 28.

         (ao) Taking: a taking of all or any part of the Premises, or any interest therein or right accruing thereto, as the result of, or in lieu of, or in anticipation of, the exercise of the right of condemnation or eminent domain pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Premises or any part thereof, by any governmental authority, civil or military.

         (ap) Taxes: all real estate taxes and assessments or substitutes therefor or supplements thereto, upon, applicable, attributable or assessed against the Premises or any part thereof, or any improvement thereon owned by LESSOR and used in connection with the operation of the Building. If and to the extent that due to a change in the method of taxation or assessment any franchise, capital stock, capital, rent, income, profit or other tax or charge shall be substituted by the applicable taxing authority for or added to the Taxes now or hereafter imposed upon the Premises, such franchise, capital stock, capital, rent, income, profit or other tax or charge shall be deemed included in the term "Taxes", provided, however, that the amount of such tax, assessment, levy, imposition, charge or fee deemed to be included in the term "Taxes" shall be determined as if the Premises were the only asset of LESSOR and as if the rent received therefrom were the only income of LESSOR. In the event the Building is not fully leased and occupied by tenants, the Taxes shall be projected as if the Building was fully occupied at all times.

         (aq) Term: defined in Section 2.2.

         (ar) Termination Date: the day preceding the fifth (5th) anniversary of the Commencement Date, or such earlier date upon which the Term may expire or be terminated pursuant to any of the conditions of this Lease or pursuant to law.

         (as) Underlying Encumbrances: defined in Section 22.1.

         (at) Working Drawings: defined in Section 5.3.

                                    ARTICLE 2

                                  DEMISE; TERM

         2.1. LESSOR, for and in consideration of the covenants hereinafter contained and made on the part of the LESSEE, does hereby demise and lease to LESSEE, and LESSEE does hereby hire from

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





LESSOR, the Demised Premises, together with the non-exclusive right to use 40 automobile parking spaces in the general parking area on the Land and the non-exclusive right to use such other portions of the Premises as are intended for common use, subject, however, to the terms and conditions of this Lease. Tenant has inspected the Demised Premises and accepts the same "as is" in its present condition, subject to the construction of the Finish Work.

         2.2. The term (the "Term") of this Lease shall commence on (i) that date when LESSOR shall have completed the Demised Premises (as provided in Section 2.3) or (ii) the date on which LESSEE takes occupancy of the Demised Premises, whichever is earlier (the "Commencement Date"), and shall end on the Termination Date.

         2.3. The Demised Premises shall be deemed completed on the day following LESSOR'S notice to LESSEE that:

         (a) all of the Finish Work shall have been completed other than (i) details of construction, decoration and mechanical adjustments which are minor in character and the non-completion of which do not unreasonably interfere with LESSEE'S use of the Demised Premises; (ii) Change Orders; and (iii) any part of the Finish Work which is not completed due solely to any act or omission of LESSEE or of LESSEE'S Visitors, including, without limitation, delays due to changes in or additions to such work, delays in submission of information or estimates or giving authorizations or approvals, or delays due to the postponement of any Finish Work at the request of LESSEE or because of any Change Orders reasonably required to be done in advance of Finish Work so postponed; and

         (b) all of the sanitary, electrical, heating, air conditioning and other systems servicing the Demised Premises shall be completed and in good order and operating condition except for (i) details of construction and mechanical adjustments which are minor in character and the noncompletion of which do not unreasonably interfere with LESSEE'S use of the Demised Premises; and (ii) any part thereof the noncompletion of which shall be due to any delay of the character referred to in clause 2.3(a)(ii) or (iii); and

         (c) LESSOR shall have (x) obtained a valid temporary or permanent certificate of occupancy for the Demised Premises, if required, or (y) completed all Finish Work and all work necessary to entitle LESSOR to the issuance of such a certificate of occupancy, if required, other than any Finish Work or Change Orders the noncompletion of which shall be due to any delay of the character referred to in clause 2.3(a)(ii).

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         If the occurrence of any condition listed above shall be delayed due to any act or omission of any nature by LESSEE or LESSEE'S Visitors, the Commencement Date shall be accelerated by a time period equal to the number of days of delay so caused by LESSEE or LESSEE'S Visitors.

         2.4. LESSEE, by entering into occupancy of any part of the Demised Premises, shall be conclusively deemed to have agreed that LESSOR up to the time of such occupancy had performed all of its obligations hereunder with respect to such part and that such part, except for (a) latent defects, and (b) minor details of construction, decoration and mechanical adjustment referred to above, was in satisfactory condition as of the date of such occupancy, unless within fifteen (15) days after such date LESSEE shall give notice to LESSOR specifying the respects in which the same was not in such condition.

         2.5. When the Commencement Date occurs, LESSOR and LESSEE shall enter into an agreement memorializing the Commencement and Termination Dates of this Lease.

                                    ARTICLE 3

                     BASIC RENT; ADDITIONAL RENT; NET LEASE

         3.1. LESSEE shall pay rent ("Basic Rent") to LESSOR during the Term in the amounts and at the times provided in Schedule B in lawful money of the United States of America; provided, however, LESSEE shall pay the first installment of Basic Rent upon the execution of this Lease. In the event the Commencement Date shall be other than a Basic Rent Payment Date, the Basic Rent and Additional Rent payable hereunder shall be prorated for the initial and terminal fractional months of the Term.

         3.2. In addition to the Basic Rent, LESSEE shall pay to LESSOR during the Term all other amounts, liabilities and obligations which LESSEE herein agrees to pay to LESSOR as and when the same become due (hereinafter collectively referred to as "Additional Rent"); and LESSEE agrees that each such amount, liability and obligation, together with any interest, penalty and/or cost thereon, shall be deemed Additional Rent regardless of whether it is specifically referred to as Additional Rent in this Lease. LESSOR shall have all the rights, powers and remedies provided for in this Lease or at law or in equity or otherwise for failure to pay Additional Rent as are available for nonpayment of Basic Rent.

         3.3. If any installment of Basic Rent or Additional Rent is not paid when due, LESSEE shall pay to LESSOR on demand, as Additional Rent, a late charge equal to four percent (4%) of the amount unpaid. In addition, any installment or installments of

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Basic Rent or Additional  Rent accruing  hereunder which are not paid within ten
(10) days after the date when due, shall bear interest at the Prime Rate plus four percent (4%) per annum from the due date thereof until the date of payment, which interest shall be deemed Additional Rent hereunder and shall be payable upon demand by LESSOR.

         3.4. LESSEE will contract for and pay all charges for communications services at any time rendered or used on or about the Demised Premises to the company providing the same.

         3.5. Except as herein provided, LESSEE hereby covenants and agrees to pay to LESSOR during the Term, at LESSOR'S address for notices hereunder, or such other place as LESSOR may from time to time designate, without any offset, set-off, counterclaim, deduction, defense, abatement, suspension, deferment or diminution of any kind (i) the Basic Rent, without notice or demand, (ii) Additional Rent and (iii) all other sums payable by LESSEE hereunder. Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall LESSEE have any right to terminate or avoid this Lease or be entitled to the abatement of any Basic Rent, Additional Rent or other sums payable hereunder or any reduction thereof, nor shall the obligations and liabilities of LESSEE hereunder be in any way affected for any reason. The obligations of LESSEE hereunder shall be separate and independent covenants and agreements.

                                    ARTICLE 4

                               OPERATING EXPENSES

         4.1. LESSEE shall pay to LESSOR, as Additional Rent, LESSEE'S Proportionate Share of LESSOR'S Operating Expenses for any calendar year during the Term. LESSEE'S Proportionate Share of LESSOR'S Operating Expenses for less than a year shall be prorated and apportioned.

         4.2. On or about the  Commencement  Date, and thereafter  within ninety
(90) days following the first day of each succeeding calendar year within the Term, LESSOR shall determine or estimate LESSEE'S Proportionate Share of LESSOR'S Operating Expenses for such calendar year ("LESSOR'S Estimated Operating Expenses") and shall submit such information to LESSEE in a written statement ("LESSOR'S Expense Statement").

         4.3. Commencing on the first Basic Rent Payment Date following the submission of any LESSOR'S Expense Statement and continuing thereafter until LESSOR renders the next LESSOR'S Expense Statement, LESSEE shall pay to LESSOR on account of its obligation under Section 4.1 of this Lease, a sum (the "Monthly

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




Expense Payment") equal to one-twelfth (1/12) of LESSEE'S Proportionate Share of LESSOR'S Estimated Operating Expenses for such calendar year. LESSEE'S first Monthly Expense Payment after receipt of LESSOR'S Expense Statement shall be accompanied by the payment of an amount equal to the product of the number of full months, if any, within the calendar year which shall have elapsed prior to such first Monthly Expense Payment, times the Monthly Expense Payment; minus any Additional Rent already paid by LESSEE on account of its obligation under
Section 4.1 of this Lease for such calendar year.

         4.4. LESSOR shall use reasonable efforts to deliver to LESSEE within 120 days after each calendar year a statement of the final Operating Expenses for the immediately preceding calendar year which shall reconcile the payments made by LESSEE for such calendar year. Any balance due to LESSOR shall be paid by LESSEE within thirty (30) days after LESSEE'S receipt of the final LESSOR'S Expense Statement; any surplus due to LESSEE shall be applied by LESSOR against the next accruing monthly installment(s) of Additional Rent due under this Article. If the Term has expired or has been terminated, LESSEE shall pay the balance due to LESSOR or, alternatively, LESSOR shall refund the surplus to LESSEE, whichever the case may be, within thirty (30) days after LESSEE'S receipt of the final LESSOR'S Expense Statement; provided, however, if the Term shall have been terminated as a result of a default by LESSEE, then LESSOR shall have the right to retain such surplus to the extent LESSEE owes LESSOR any Basic Rent or Additional Rent.

         4.5. LESSEE or its representative shall have the right to examine LESSOR'S books and records with respect to the reconciliation of LESSOR'S Operating Expenses for the prior calendar year set forth in the final LESSOR'S Expense Statement during normal business hours at any time within thirty (30) days following the delivery by LESSOR to LESSEE of such final LESSOR'S Expense Statement. Unless LESSEE shall give LESSOR a notice objecting to said reconciliation and specifying the respects in which said reconciliation is claimed to be incorrect within ten (10) days after the date of said examination, said reconciliation shall be considered as final and accepted by LESSEE. Notwithstanding anything to the contrary contained in this Article, LESSEE shall not be permitted to examine LESSOR'S books and records or to dispute said reconciliation unless LESSEE has paid to LESSOR the amount due as shown thereon; said payment is a condition precedent to said examination and/or dispute.

         4.6. (a) If LESSOR shall receive any refund of Taxes in respect of a calendar year and if LESSEE shall have paid Additional Rent pursuant to this
Article 4 for said calendar year, LESSOR shall credit to LESSEE LESSEE'S Proportionate Share of such refund (based upon the portion of said Taxes paid by LESSEE)

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




against the next accruing monthly installment(s) of Additional Rent due under this Article, or if the Term shall have expired, LESSEE'S Proportionate Share of such refund shall be refunded to LESSEE within thirty (30) days after receipt thereof by LESSOR; provided, however, if the Term shall have expired as a result of a default by LESSEE, then LESSOR shall have the right to retain LESSEE'S Proportionate Share of the refund to the extent LESSEE owes LESSOR any Basic Rent or Additional Rent.

              (b) While proceedings for the reduction in assessed valuation for any year are pending, the computation of the Taxes shall be based upon the original assessments for such year.

              (c) Notwithstanding anything to the contrary contained in this Lease, LESSEE shall not have the right to contest or appeal the validity of any Taxes or the amount of the assessed valuation of the Premises without the prior written consent of LESSOR.

         4.7. In no event shall any adjustment in LESSEE'S obligation to pay Additional Rent under this Article 4 result in a decrease in the Basic Rent payable hereunder. LESSEE'S obligation to pay Additional Rent, and LESSOR'S obligation to credit and/or refund to LESSEE any amount, pursuant to the provisions of this Article 4, shall survive the Termination Date.

         4.8. LESSEE shall also pay to LESSOR, as Additional Rent, upon demand, the amount of any increase in LESSOR'S Operating Expenses which is attributable to LESSEE'S use or manner of use of the Demised Premises, to activities conducted on or about the Demised Premises by LESSEE or on behalf of LESSEE or to any additions, improvements or alterations to the Demised Premises made by or on behalf of LESSEE.

         4.9. The provisions of Section 29.3 shall apply to LESSOR'S Expense Statement.

                                    ARTICLE 5

                      LAYOUT AND FINISH OF DEMISED PREMISES
                                                                          -

         5.1. (a) LESSOR shall construct improvements to the Demised Premises in preparation for LESSEE's occupancy in accordance with the architectural and engineering working drawings and specifications (the "Working Drawings") for the layout and finish of the Demised Premises, titled "Construction Plan" prepared by T.L. dated February 24, 1997 (Drawing No. A1-A5).

              (b) LESSOR, as promptly as is practicable after receiving the necessary governmental approvals required for the

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






commencement of construction, shall, through a contractor or contractors to be engaged by it for such purpose, proceed with due dispatch, subject to any Excusable Delay, to do all the work shown on the Working Drawings (such work being herein called the "Finish Work").

         5.2. (a) LESSOR shall pay all Costs (as hereinafter defined) in connection with constructing the Finish Work as shown on the Working Drawings. LESSEE shall reimburse LESSOR for the amount by which the Costs of the Finish Work exceeds $75,000.00 ("LESSEE'S Finish Work Costs") within ten (10) days after LESSEE receives written invoices evidencing the Costs incurred by LESSOR in performing the Finish Work. The term "Costs" shall mean all actual costs incurred by LESSOR for work performed or caused to be performed by LESSOR, its architects, engineers, contractors and subcontractors, including, but not limited to, the cost of materials, labor, permits, approvals and insurance. The failure of LESSEE to pay such amount to LESSOR within such ten (10) day period shall be a default by LESSEE of its obligations hereunder, and, as a result of such default, LESSOR shall have all rights and remedies provided in Article 18 hereof.

              (b) LESSEE shall be solely responsible for the cost of preparing the Working Drawings.

              (c) LESSOR shall use reasonable efforts, including the solicitation of competitive bids where appropriate from reputable contractors, to obtain the construction of the Finish Work at a reasonable cost. LESSOR shall deliver to LESSEE, for informational purposes only, all bids from contractors and subcontractor to perform any aspect of the Finish Work promptly after receipt of such bids.

         5.3. If LESSEE decides to amend, change or modify the Working Drawings, LESSEE shall submit to LESSOR for its approval (which approval shall not be unreasonably withheld) a reasonably detailed description of a proposed amendment, change or modification (hereinafter referred to as a "Change Order"). Within ten (10) business days after receipt of the Change Order, LESSOR shall notify LESSEE whether it approves or disapproves the Change Order, the estimated construction costs for the Change Order and the effect, if any, of the Change Order on the Commencement Date. If LESSOR approves the Change Order, LESSOR shall notify LESSEE of such approval and LESSEE shall notify LESSOR whether it approves the estimated cost and the effect, if any, on the Commencement Date within five (5) business days after LESSEE's receipt of LESSOR's notice. If LESSEE fails to notify LESSOR of LESSEE's approval of the estimated cost and the effect on the Commencement Date within said five (5) business day period, then LESSEE shall be deemed to have disapproved the estimated cost and effect on the Commencement

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





Date. Notwithstanding anything to the contrary contained herein, LESSOR shall not proceed with the work shown on any approved Change Order unless LESSEE has approved LESSOR's determination of the cost and effect of the Change Order. If LESSEE has notified LESSOR of its approval, then LESSEE shall pay 100% of the Costs of the Change Order in accordance with the provisions of Sections 6.1(b) and (f) hereof.

         5.4. Upon notification by LESSOR to LESSEE that the Finish Work has been substantially completed as set forth herein, LESSOR and LESSEE will inspect the Demises Premises and develop a list of all defects or incomplete items in or of the Finish Work which would not materially interfere with LESSEE's use of the Demised Premises and which would reasonably be determined in a walk-through inspection (the "Punchlist Items"). LESSOR agrees to correct, at its sole cost and expense, all Punchlist Items with due diligence.

         5.5. LESSEE shall pay Costs of any Change Orders as Additional Rent hereunder at the time of the payment of LESSEE'S Finish Work Costs.

         5.6. Notwithstanding anything contained in this Lease to the contrary, and as an essential inducement to LESSOR, LESSEE agrees that, while LESSOR is performing Finish Work and Change Orders (if applicable):

              (a) LESSEE shall not perform or cause to be performed any alteration, construction, fixturing, decoration or other work in the Demised Premises by LESSEE'S Visitors without LESSOR'S prior written consent in each instance. LESSEE acknowledges that LESSOR shall have the right to withhold its consent to the performance of any such alteration, construction or other work in the exercise of its sole discretion.

              (b) In the event that LESSOR shall grant its consent to LESSEE to perform such alteration, construction, fixturing, decoration or other work in the Demised Premises, then LESSEE agrees promptly to notify LESSOR in writing of the names of LESSEE'S Visitors who are to work in said Demised Premises, and to furnish LESSOR with such other information as LESSOR may require. All work done by LESSEE and LESSEE'S Visitors shall be scheduled and performed so as not to conflict, interfere with, or delay LESSOR'S completion of the Demised Premises. In the event that LESSEE or LESSEE'S Visitors do not work in harmony with, or interfere with, labor employed by LESSOR, its agents, contractors, subcontractors or employees, or in the event any work stoppage, jurisdictional labor dispute or other interference with LESSOR, its agents, contractors, subcontractors or employees occurs, of which facts LESSOR shall be sole and absolute judge, LESSOR shall have

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





the right to require LESSEE, upon written demand, to remove or cause the removal forthwith of all LESSEE'S Visitors from the Demised Premises and LESSEE agrees to comply with such demand immediately. In the event LESSEE fails to comply with such demand immediately, and thereby causes a delay in the completion of the Finish Work and/or the Change Orders, the same shall be deemed a delay of the character referred to in clause 2.3(a)(iii). If such delay does not cease within a reasonable period of time (not to exceed twenty (20) days), then such delay shall constitute a material breach of this Lease entitling LESSOR to all of its rights hereunder and at law to terminate this Lease and to hold LESSEE fully liable for all damages resulting therefrom.

              (c) LESSOR shall in no event be liable in any way for any injury, loss or damage which may occur to any of LESSEE'S fixtures, equipment, decorations, installations or other property of any nature whatsoever which LESSEE elects to install or place in or about the Demised Premises prior to the Commencement Date pursuant to this Article, except in the event such injury, loss or damage is caused by the gross negligence of LESSOR. Such items shall be installed and/or placed in or about the Demised Premises solely at LESSEE'S risk. LESSEE shall be liable to LESSOR in the event LESSEE or LESSEE'S Visitors damage LESSOR'S installations, or mechanical equipment, or other property.

              (d) Except for the obligation to pay Basic Rent and Additional Rent, the terms and conditions of this Lease shall apply during any period that LESSEE or LESSEE'S Visitors are performing work within the Demised Premises, and LESSEE shall submit proof to LESSOR'S reasonable satisfaction, prior to entering upon the Demised Premises pursuant to this Article, that LESSEE has in full force and effect comprehensive general public liability insurance complying with the requirements of Article 13.

         5.7. LESSOR shall obtain, at LESSOR'S expense, only those building permits required in connection with the portion of the Finish Work within the scope of the Working Drawings and the Outline Specifications, and LESSEE shall obtain, at its expense, all permits, licenses or authorizations of any nature required in connection with the operation of LESSEE'S business at the Demised Premises or any work performed by LESSEE or LESSEE'S Visitors.

                                    ARTICLE 6

                     MAINTENANCE, ALTERATIONS AND ADDITIONS;

                            REMOVAL OF TRADE FIXTURES

         6.1. LESSEE agrees to keep the Demised Premises (including, but not limited to, all systems located within the Demised Premises and servicing only the Demised Premises) in good order and condition (except for ordinary wear and tear) and will make all non-structural repairs, alterations, renewals and replacements, ordinary and extraordinary, foreseen or unforeseen, and shall take such other action as may be necessary or appropriate to keep and maintain the Demised Premises in good order and condition. Except as expressly provided in this Lease, LESSOR shall not be obligated in any way to maintain, alter or repair the Demised Premises. Notice is hereby given that, except with respect to repairs or restoration undertaken by LESSOR, LESSOR will not be liable for any labor, services or materials furnished or to be furnished to LESSEE, or to anyone holding the Demised Premises or any part thereof through or under LESSEE, and that no mechanics' or other liens for any such labor or materials shall attach to or affect the interest of LESSOR in and to the Demised Premises.

         6.2. If LESSOR is required to make any repairs and replacements to the Premises as a result of or arising out of the intentional acts or negligence of LESSEE or LESSEE'S Visitors, then LESSEE shall reimburse LESSOR, upon demand, for the reasonable cost thereof.

         6.3. All maintenance and repair, and each addition, improvement or alteration (a) must not, individually or in the aggregate, adversely affect the usefulness of the Demised Premises for use as office space, (b) shall be completed expeditiously in a good and workmanlike manner, and in compliance with all applicable Legal and Insurance Requirements, (c) shall be completed free and clear of all Liens and (d) shall be performed by contractors approved by LESSOR to the extent such work involves any work to any electrical, mechanical, plumbing or other system of the Building, any work to the outside of the Building, any work to the roof of the Building or any work to any structural element of the Building.

         6.4. LESSEE shall not make any addition, improvement or alteration of the Demised Premises (any such work being hereinafter referred to as
"Alterations"), unless LESSEE submits to LESSOR detailed plans and specifications therefor and LESSOR approves such plans and specifications in writing (which such approval shall be at LESSOR'S sole discretion).

         6.5. (a) All additions, improvements and alterations to the Demised Premises shall, upon installation, become the property of LESSOR and shall be deemed part of, and shall be surrendered with, the Demised Premises, unless LESSOR, by notice given to LESSEE at least thirty (30) days prior to the Termination Date, elects to relinquish LESSOR'S right thereto. If LESSOR elects to relinquish LESSOR'S right to any such addition, improvement or alteration, LESSEE shall remove said addition, improvement or alteration, shall promptly repair any damage to the Demised Premises caused by said removal and shall restore the Demised Premises to the condition existing prior to the installation of said addition, improvement or alteration; all such work shall be done prior to the Termination Date.

                  (b) LESSEE may install or place or reinstall or replace and remove from the Demised Premises any trade equipment, machinery and personal property belonging to LESSEE, provided, that (i) LESSEE shall repair all damage caused by such removal and (ii) LESSEE shall not install any equipment, machinery or other items upon the roof of the Building or make any openings on or about such roof. Such trade equipment, machinery and personal property shall not become the property of LESSOR.

                                   ARTICLE 7

                            USE OF DEMISED PREMISES

         7.1. LESSEE shall not, except with the prior consent of LESSOR, use or suffer or permit the use of the Demised Premises or any part thereof for any purposes other than general, administrative and sales offices and warehousing of inventory in connection therewith; provided, however, anything in this Lease to the contrary notwithstanding, that (a) the portions of the Demised Premises which are identified as toilets or utility areas shall be used by LESSEE only for the purposes for which they are designed, (b) LESSEE complies with the requirements of Section 7.2 hereof, and (c) in no event shall LESSEE use the Demised Premises for retail purposes to the general public.

         7.2. LESSEE shall not use, or suffer or permit the use of, the Demised Premises or any part thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein (including, but not limited to, the installation or operation of any electrical, electronic or other equipment) (a) which would violate any covenant, agreement, term, provision or condition of this Lease or is unlawful or in contravention of the certificate of occupancy for the Building or the Demised Premises, or is in contravention of any Legal or Insurance Requirement to which the Building or the Demised Premises is subject, or (b) which would overload or could cause an overload of the electrical or mechanical systems of the Building or the Demised Premises or which would exceed the floor load per square foot which the floor was designed to carry and which is allowed by law, or (c) which in the reasonable judgment of the LESSOR may in any way impair or interfere with the proper and economic heating, air conditioning of the Building or (d) suffer or permit the Building or any component thereof to be used in any manner or anything to be done therein or anything to be brought into or kept thereon which, in the reasonable judgment of LESSOR, would in any way impair or tend to impair or exceed the design criteria, the structural integrity, character or appearance of the Building, or result in the use of the Building or any component thereof in a manner or for a purpose not intended; nor shall the LESSEE use, or suffer or permit the use of, the Demised Premises or any part thereof in any manner, or do, or suffer or permit the doing of, anything therein or in connection with the LESSEE'S business or advertising which, in the reasonable judgment of the LESSOR, may be prejudicial to the business of LESSOR.

         7.3. LESSEE shall obtain, at its sole cost and expense, all permits, licenses or authorizations of any nature required in connection with the operation of LESSEE'S business at the Demised Premises.


                                   ARTICLE 8

                               LESSOR'S SERVICES

         8.1. LESSOR shall furnish to LESSEE only the services set forth in this Lease.

         8.2. Throughout the Term, LESSOR shall supply the following items, which shall be included in LESSOR'S Operating Expenses (a) janitorial services for the Demised Premises at times reasonably determined by LESSOR (other than during Building Holidays); and (b) snow and ice removal from the parking areas, driveways and sidewalks each day (other than Building Holidays) within a reasonable time after accumulation thereof.

         8.3. (a) LESSOR shall provide to the Demised Premises HVAC, electricity, hot and cold water and sewer services. The Demised Premises are not separately metered, and LESSEE shall pay to LESSOR as Additional Rent, LESSEE'S Proportionate Share of the cost of such services, which payment shall be due within ten (10) days after receipt of a statement therefor from LESSOR. Notwithstanding anything to the contrary contained in this Lease, LESSEE hereby expressly agrees and acknowledges that (i) LESSOR shall not be liable in any way to LESSEE (A) for any loss, damage, failure, defect or change in the quantity or character of any utility furnished to the Demised Premises, (B) or if such quantity or character of any utility furnished to the Demised Premises is no longer available or suitable for LESSEE'S requirements, or (C) for any cessation, diminution or interruption of the supply thereof.

                  (b) LESSEE shall be responsible for replacing all light bulbs, fluorescent lamps, non-Building standard lamps and bulbs, and all ballasts used by LESSEE in the Demised Premises. At the option of LESSOR, LESSEE shall purchase from LESSOR all fluorescent lamps, light bulbs and ballasts used in the Demised Premises and pay LESSOR for the cost of same.

                  (c) LESSEE shall make no alteration to the existing electrical equipment or connect any fixtures, appliances or equipment thereto (other than electric typewriters, personal computers, calculators, desk lights, photocopy machines and other small, ordinary office equipment) without the prior written consent of LESSOR in each instance. Should LESSOR grant such consent, all additional risers or other equipment required therefor shall be provided by LESSOR and the cost thereof shall be paid by LESSEE as Additional Rent upon LESSOR'S demand.

         8.4. LESSOR shall not be liable to LESSEE for any costs, expenses or damages incurred by LESSEE as a result of any failure to furnish any service hereunder, or any interruption of any utility service to the Demised Premises, and such failure or interruption (i) shall not be construed as a constructive eviction or eviction of LESSEE, (ii) shall not excuse LESSEE from failing to perform any of its obligations hereunder and (iii) shall not entitle LESSEE to any abatement or offset against Basic Rent or Additional Rent. LESSEE agrees that any service to be provided by LESSOR may be stopped and/or interrupted in connection with any inspection, repair, replacement or emergency.

         8.5. The parties hereto shall comply with all mandatory and voluntary energy conservation controls and requirements imposed or instituted by the Federal, State or local governments and applicable to office and warehouse buildings, including, without limitation, controls on the permitted range of temperature settings, and requirements necessitating curtailment of the volume of energy consumption or the hours of operation of the Building. Any terms or conditions of this Lease that conflict or interfere with such controls or requirements shall be suspended for the duration of such controls or requirements. Compliance with such controls or requirements shall not be considered an eviction, actual or constructive, of LESSEE from the Demised Premises and shall not entitle LESSEE to terminate this Lease or to an abatement of any Basic Rent or Additional Rent.

                                   ARTICLE 9

                      INDEMNIFICATION; LIABILITY OF LESSOR

         9.1. LESSEE hereby indemnifies, and shall pay, protect and hold LESSOR harmless from and against all liabilities, losses, claims, demands, costs, expenses (including attorneys' fees and expenses) and judgments of any nature, (except to the extent LESSOR is compensated by insurance maintained by LESSEE hereunder and except for such of the foregoing as arise from the recklessness or willful misconduct of LESSOR, its agents, servants or employees), arising, or alleged to arise, from or in connection with, (a) any injury to, or the death of, any person or loss or damage to property on or about the Demised Premises,
(b) any violation of this Lease or of any Legal or Insurance Requirement, or (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Demised Premises or any part thereof. LESSEE will resist and defend any action, suit or proceeding brought against LESSOR by reason of any such occurrence by independent counsel selected by LESSEE, which is reasonably acceptable to LESSOR. The obligations of LESSEE under this Section
9.1 shall survive any termination of this Lease.

         9.2. LESSEE agrees to make no claim against LESSOR for any injury or damage to LESSEE or to any other person or for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of LESSEE or of any other person, unless caused by the recklessness or willful misconduct of LESSOR, its agents, servants and employees, it being understood that LESSEE assumes all risk in connection therewith.

                                   ARTICLE 10

                          COMPLIANCE WITH REQUIREMENTS

         10.1. At its sole cost and expense, LESSEE will (a) comply with all Legal and Insurance Requirements applicable to the Demised Premises and the use thereof and (b) maintain and comply with all permits, licenses and other authorizations required by any governmental authority for its use of the Demised Premises and for the proper operation, maintenance and repair of the Demised Premises or any part thereof. LESSOR will join in the application for any permit or authorization with respect to Legal Requirements if such joinder is necessary.

         10.2. LESSEE shall not do, or permit to be done, anything in or to the Demised Premises, or bring or keep anything therein which will, in any way, increase the cost of fire or public liability insurance on the Premises, or invalidate or conflict with the fire insurance or public liability insurance policies covering the Premises or any personal property kept therein by LESSOR, or obstruct or interfere with the rights of LESSOR or of other tenants, or in any other way injure LESSOR or other tenants, or subject LESSOR to any liability for injury to persons or damage to property, or interfere with good order of the Building, or conflict with the Legal Requirements. Any increase in fire insurance premiums on the Premises or the contents within the Building, or any increase in the premiums of any other insurance carried by LESSOR in connection with the Building or the Demised Premises, caused by the use or occupancy of the Demised Premises by LESSEE and any expense or cost incurred in consequence of the negligence, carelessness or willful action of LESSEE, shall be Additional Rent and paid by LESSEE to LESSOR within ten (10) days of demand therefor made by LESSOR to LESSEE.

         10.3. LESSEE shall deliver promptly to LESSOR a true and complete photocopy of any correspondence, notice, report, sampling, test, finding, declaration, submission, order, complaint, citation or any other instrument, document, agreement and/or information submitted to, or received from, any governmental entity, department or agency in connection with any Environmental Law relating to or affecting LESSEE, LESSEE'S employees, LESSEE'S use and occupancy of the Demised Premises and/or the Demised Premises.

         10.4. LESSEE shall not cause or permit any "hazardous substance" or "hazardous waste" (as such terms are defined under ISRA or any other Environmental Law) to be brought, kept or stored on or about the Demised Premises, and LESSEE shall not engage in, or permit any other person or entity to engage in, any activity, operation or business on or about the Demised Premises which involves the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of hazardous substances and/or hazardous wastes.

         10.5. (a) If a spill or discharge of a hazardous substance or a hazardous waste occurs on the Premises, LESSEE shall give LESSOR immediate oral and written notice of such spill and/or discharge, setting forth in reasonable detail all relevant facts. In the event such spill or discharge arose out of or in connection with LESSEE'S use and occupancy of the Demised Premises, or in the event such spill or discharge was caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay all costs and expenses relating to compliance with the applicable Environmental Law (including, without limitation, the costs and expenses of the site investigations and of the removal and remediation of such hazardous substance or hazardous waste).

                  (b) Without relieving LESSEE of its obligations under this Lease and without waiving any default by LESSEE under



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




this Lease, LESSOR shall have the right, but not the obligation, to take such action as LESSOR deems necessary or advisable to cleanup, remove, resolve or minimize the impact of or otherwise deal with any spill or discharge of any hazardous substance or hazardous waste. In the event such spill or discharge arose out of or in connection with LESSEE'S use and occupancy of the Demised Premises, or in the event such spill or discharge was caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay to LESSOR on demand, as Additional Rent, all costs and expenses incurred by LESSOR in connection with any action taken by LESSOR.

         10.6. (a) If LESSEE'S operations at the Demised Premises now or hereafter constitute an "Industrial Establishment" (as defined under ISRA) or are subject to the provisions of any Environmental Law, then LESSEE agrees to comply, at its sole cost and expense, with all requirements of ISRA or such other applicable Environmental Law to the satisfaction of LESSOR and the governmental entity, department or agency having jurisdiction over such matters (including, but not limited to, performing site investigations and performing any removal and remediation required in connection therewith), in connection with (i) the occurrence of the Termination Date, (ii) any termination of this
Lease prior to the Termination Date, (iii) any closure, transfer or consolidation of LESSEE'S operations at the Demised Premises, (iv) any change in the ownership or control of LESSEE, (iv) any permitted assignment of this Lease or permitted sublease of all or part of the Demised Premises or (v) any other action by LESSEE which triggers such Environmental Law.

                  (b) In connection  with  subsection  (a) above,  if LESSEE has failed (i) with respect to ISRA, to obtain a no further action letter, complete an approved remediation agreement or otherwise comply with the requirements of ISRA, or (ii) with respect to any other applicable Environmental Law to fully comply with the applicable provisions of such Environmental Law prior to the Termination Date, LESSEE shall be deemed to be a holdover tenant, shall pay rent at the rate set forth in Section 23.3 and shall continue to diligently pursue compliance with ISRA and/or such Environmental Law. Upon LESSEE'S full compliance with ISRA and/or the provisions of such Environmental Law, LESSEE shall deliver possession of the Demised Premises to LESSOR in accordance with the provisions of this Lease and such holdover rent shall be adjusted as of said date.

         10.7. (a) In connection with (i) any sale or other disposition of all or part of LESSOR'S interest in the Premises, (ii) any change in the ownership or control of LESSOR, (iii) any condemnation, (iv) any foreclosure or (v) any other action by LESSOR which triggers ISRA or any other applicable Environmental


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

Law, LESSOR shall comply, at its sole cost and expense, with all requirements of ISRA or such applicable Environmental Law; provided, however, if any site investigation is required as a result of LESSEE'S use and occupancy of the Demised Premises or a spill or discharge of a hazardous substance or hazardous waste caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay all costs associated with said site investigation; in addition, if any removal and remediation is required as a result of a spill or discharge of a hazardous substance or hazardous waste caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay all costs associated with said removal and remediation.

                  (b) If, in connection with such compliance, LESSOR requires any affidavits, certifications or other information from LESSEE, LESSEE agrees to cooperate with LESSOR and to execute and deliver to LESSOR without charge all such documents within five (5) business days after LESSEE'S receipt of said request.

         10.8. (a) LESSOR shall have the right, but not the obligation, to enter onto the Demised Premises from time to time during the Term for the purpose of conducting such tests and investigations as LESSOR deems reasonably necessary to determine whether LESSEE is complying with the provisions of this Article 10 and all applicable Environmental Laws. In the event LESSOR determines that LESSEE is not in compliance with this Article 10 or any Environmental Law, LESSOR shall notify LESSEE of such fact, setting forth in such notice the basis for LESSOR'S determination. Within ten (10) business days after receipt of LESSOR'S notice of noncompliance, LESSEE shall notify LESSOR whether it disputes LESSOR'S determination. If LESSEE so notifies LESSOR within said ten (10) business day period, then LESSOR and LESSEE, and their respective consultants, shall meet to resolve the dispute; if LESSEE fails to notify LESSOR of any objection within said ten (10) business day period, then LESSEE shall be deemed to have accepted LESSOR'S determination and LESSEE shall promptly remedy the noncompliance.

                  (b) In the event LESSEE is not in compliance with the provisions of this Article 10 or any applicable Environmental Law, LESSEE shall pay to LESSOR, as Additional Rent, upon demand, an amount equal to all costs and expenses incurred by LESSOR in connection with the tests and investigations conducted by or on behalf of LESSOR.

                  (c) LESSOR shall use reasonable efforts to minimize any interference with or disruptions to LESSEE'S operations at the Demised Premises caused by such tests and investigations, to do all such tests and investigations in a good and workmanlike manner, to proceed with such tests and investigations with reasonable



                                       22





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




dispatch and to repair promptly all damage to the Demised Premises arising out of or in connection with such tests and investigations.

         10.9. LESSEE hereby agrees to defend, indemnify and hold LESSOR harmless from and against any and all claims, losses, liability, damages and expenses (including, without limitation, site investigation costs, removal and remediation costs and attorneys' fees and disbursements) arising out of or in connection with (i) LESSEE'S use and occupancy of the Demised Premises, (ii) any spill or discharge of a hazardous substance or hazardous waste by LESSEE or LESSEE'S Visitors and/or (iii) LESSEE'S failure to comply with the provisions of this Article 10.

         10.10. If LESSOR has given to LESSEE the name and address of any holder of an Underlying Encumbrance, LESSEE agrees to send to said holder a photocopy of those items given to LESSOR pursuant to the provisions of Section 10.3.

         10.11. LESSEE'S obligations under this Article 10 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 11

                               DISCHARGE OF LIENS

         LESSEE will discharge within fifteen (15) days after receipt of notice thereof any Lien on the Demised Premises or the Basic Rent, Additional Rent or any other sums payable under this Lease, caused by or arising out of LESSEE'S acts or LESSEE'S failure to perform any obligation hereunder.

                                   ARTICLE 12

                               PERMITTED CONTESTS

         LESSEE may contest by appropriate proceedings, the amount, validity or application of any Legal Requirement which LESSEE is obligated to comply with or any Lien which LESSEE is obligated to discharge, provided that (a) such proceedings shall suspend the collection of any amounts due as a result thereof,
(b) no part of the Demised Premises or of any Basic Rent or Additional Rent or other sum payable hereunder would be subject to loss, sale or forfeiture during such proceedings, (c) LESSOR would not be subject to any civil or criminal liability for failure to pay or perform, as the case may be, (d) LESSEE shall have furnished such security as may be required in the proceedings or reasonably requested by LESSOR, (e) such proceedings shall not affect the payment of Basic Rent, Additional Rent or any other sum payable to LESSOR hereunder or prevent LESSEE from using the Demised Premises for its permitted use hereunder, and (f) LESSEE shall notify LESSOR of any such proceedings not less than ten (10) days prior to the commencement thereof, and shall describe such proceedings in reasonable detail. LESSEE will conduct all such contests in good faith and with due diligence and will, promptly after the determination of such contest, pay and discharge all amounts which shall be determined to be payable therein.

                                   ARTICLE 13

                                   INSURANCE

         13.1. LESSEE will maintain with insurers authorized to do business in the State of New Jersey and which are rated A-Plus in Best's Key Rating
Guide:

         (a) comprehensive general liability insurance (including, during any period when LESSEE is making alterations or improvements to the Demised Premises, coverage for any construction on or about the Demised Premises), against claims for bodily injury, personal injury, death or property damage occurring on, in or about the Demised Premises in a combined single limit of not less than $2,000,000.00;

         (b) workers' compensation insurance coverage for the full statutory liability of LESSEE;

         (c) such other insurance with respect to the Demised Premises in such amounts and against such insurable exposures as may reasonably and customarily be carried by tenants in similar quality buildings in the vicinity in which the Building is located.

         13.2. The policies of insurance required to be maintained by LESSEE pursuant to Section 13.1 shall name as the insured parties (except for workers' compensation insurance) LESSOR and LESSEE, as their respective interests may appear, and shall be reasonably satisfactory to LESSOR. In addition, said policies of insurance (except for worker's compensation insurance) shall (i) provide that thirty (30) days' prior written notice of suspension, cancellation, termination, modification, non-renewal or lapse or material change of coverage shall be given and that such insurance shall not be invalidated by any act or neglect of LESSOR or LESSEE or any owner of the Demised Premises, nor by any change in the title or ownership of the Demised Premises, nor by occupation of the Demised Premises for purposes more hazardous than are permitted by such policy, and (ii) not contain a provision relieving the insurer thereunder of liability for any loss by reason of the existence of other policies of insurance covering the Demised Premises against the peril involved, whether collectible or not; and the policies of insurance required to be maintained by LESSEE pursuant to subsection 13.1(a) shall also include a contractual


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


liability endorsement evidencing coverage of LESSEE'S obligation to indemnify LESSOR pursuant to Section 9.1 hereof.

         13.3. On the Commencement Date, LESSEE shall deliver to LESSOR original or duplicate policies or certificates of the insurers evidencing all the insurance which is required to be maintained hereunder by LESSEE, and, within ten (10) days prior to the expiration of any such insurance, other original or duplicate policies or certificates evidencing the renewal of such insurance.

         13.4. LESSEE shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by Section 13.1 unless LESSOR and LESSEE are named as insureds therein.

         13.5. (a) LESSOR hereby waives and releases LESSEE, and LESSEE hereby waives and releases LESSOR, from any and all liabilities, claims and losses for which the released party is or may be held liable to the extent of any insurance proceeds received by said injured party.

                  (b) Each party hereto agrees to have included in each of its insurance policies (insuring the Building in the case of LESSOR, and insuring LESSEE'S personal property, trade fixtures, equipment and improvements in the case of LESSEE, against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party to this Lease. If there is any extra charge for such waiver, the party requesting the waiver shall pay the extra charge therefor. If such waiver is not enforceable or is unattainable, then such insurance policy shall contain either (i) an express agreement that such policy shall not be invalidated if LESSOR or LESSEE, whichever the case may be, waives the right of recovery against the other party to this Lease or (ii) any other form for the release of LESSOR or LESSEE, whichever the case may be. If such waiver, agreement or release shall not be, or shall cease to be, obtainable from LESSOR'S insurance company or from LESSEE'S insurance company, whichever the case may be, then LESSOR or LESSEE shall notify the other party of such fact and shall use its best efforts to obtain such waiver, agreement or release from another insurance company satisfying the requirements of this Lease.

                                   ARTICLE 14

                             ESTOPPEL CERTIFICATES

         14.1. At any time and from time to time, upon not less than ten (10) days' prior notice by LESSOR, LESSEE shall execute, acknowledge and deliver to LESSOR a statement (or, if LESSEE is a corporation, an authorized officer of LESSEE shall execute, acknowledge and deliver to LESSOR a statement) certifying the following: (i) the Commencement Date, (ii) the Termination Date, (iii) the date(s) of any amendment(s) and/or modification(s) to this Lease, (iv) that this Lease was properly executed and is in full force and effect without amendment or modification, or, alternatively, that this Lease and all amendments and/or modifications thereto have been properly executed and are in full force and effect, (v) the current annual Basic Rent, the current monthly installments of Basic Rent and the date on which LESSEE'S obligation to pay Basic Rent commenced, (vi) the current monthly installment of Additional Rent for Taxes and LESSOR'S Operating Expenses, (vii) the date to which Basic Rent and Additional Rent have been paid, (viii) the amount of the security deposit, if any, (ix) that all work to be done to the Demised Premises by LESSOR has been completed in accordance with this Lease and have been accepted by LESSEE, except as specifically provided in the estoppel certificate, (x) that no installment of Basic Rent or Additional Rent has been paid more than thirty (30) days in advance, (xi) that LESSEE is not in arrears in the payment of any Basic Rent or Additional Rent, (xii) that, to the best of LESSEE'S knowledge, neither party to this Lease is in default in the keeping, observance or performance of any covenant, agreement, provision or condition contained in this Lease and no event has occurred which, with the giving of notice or the passage of time, or both, would result in a default by either party, except as specifically provided in the estoppel certificate, (xiii) that LESSEE has no existing defenses, offsets, liens, claims or credits against the Basic Rent or Additional Rent or against enforcement of this Lease by LESSOR, (xiv) that LESSEE has not been granted any options or rights of first refusal to extend the Term, to lease additional space, to terminate this Lease before the Termination Date or to purchase the Premises, except as specifically provided in this Lease, (xv) that LESSEE has not received any notice of violation of Legal Requirements or Insurance Requirements relating to the Demised Premises or to the Premises, (xvi) that LESSEE has not assigned this Lease or sublet all or any portion of the Demised Premises, (xvii) that no "hazardous substances" or "hazardous wastes" have been generated, manufactured, refined, transported, treated, stored, handled, disposed or spilled on or about the Demised Premises and (xviii) such other reasonable matters as the person or entity requesting the Certificate may request. LESSEE hereby acknowledges and agrees that such statement may be relied upon by any mortgagee, or any prospective purchaser, lessee, sublessee, mortgagee or assignee of any mortgage, of the Demised Premises or any part thereof. If LESSEE is unable to certify as to any of the information provided above, LESSEE shall set forth the reasons therefor in the statement, in reasonable detail.

         14.2. If LESSEE shall fail or otherwise refuse to execute an estoppel certificate in accordance with Section 14.1, then


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




and upon such event, LESSEE shall be deemed to have appointed LESSOR and LESSOR shall thereupon be regarded as the irrevocable attorney-in-fact of LESSEE duly authorized to execute and deliver the required certificate for and on behalf of LESSEE, but the exercise of such power shall not be deemed a waiver of LESSEE'S default.

                                   ARTICLE 15

                           ASSIGNMENT AND SUBLETTING

         15.1. Except as otherwise expressly provided in this Article 15, LESSEE shall not sell, assign, transfer, hypothecate, mortgage, encumber, grant concessions or licenses, sublet, or otherwise dispose of any interest in this Lease or the Demised Premises, by operation of law or otherwise, without the prior written consent of LESSOR. Any consent granted by LESSOR in any instance shall not be construed to constitute a consent with respect to any other instance or request. If the Demised Premises or any part thereof should be sublet, used, or occupied by anyone other than LESSEE, or if this Lease should be assigned by LESSEE, LESSOR shall have the right to collect rent from the assignee, subtenant, user or occupant, but no such assignment, subletting, use, occupancy or collection shall be deemed a waiver of any of LESSOR'S rights under the provisions of this Section 15.1, a waiver of any of LESSEE'S covenants contained in this Article 15, the acceptance of the assignee, subtenant, user or occupant as tenant, or a release of LESSEE from further performance by LESSEE of LESSEE'S obligations under the Lease.

         15.2. If LESSEE shall desire to sublet the Demised Premises or to assign this Lease, it shall first submit to LESSOR a written notice ("LESSEE'S Notice") setting forth in reasonable detail:

         (a) the name and address of the proposed sublessee or assignee;

         (b) the terms and conditions of the proposed subletting or assignment (including the proposed commencement date of the sublease or the effective date of the assignment, which shall be at least thirty (30) days after LESSEE'S Notice is given);

         (c) the nature and character of the business of the proposed sublessee or assignee;

         (d) banking, financial, and other credit information relating to the proposed sublessee or assignee, in reasonably sufficient detail, to enable LESSOR to determine the proposed sublessee's or assignee's financial responsibility; and


                                       27







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


                 (e)  in  the  case  of  a   subletting,   complete   plans  and
specifications for any and all work to be done in the Demised Premises to be sublet.

                 15.3. Within thirty (30) days after LESSOR'S receipt of LESSEE'S Notice, LESSOR agrees that it shall notify LESSEE whether LESSOR (i) consents to the proposed sublet or assignment, (ii) does not consent to the proposed sublet or assignment, or (iii) elects to exercise its recapture right, as described in Section 15.5. If LESSOR fails to so notify LESSEE within said thirty (30) day period, LESSOR shall be deemed to have not consented to the proposed sublet or assignment. In the event that LESSOR does not elect to exercise its right of recapture, LESSOR agrees that it shall not unreasonably withhold its consent to an assignment of the Lease or a sublease of all or a part of the Demised Premises.

                 15.4. In addition to the foregoing requirements,

                 (a) no assignment or sublease shall be permitted if, at the effective date of such assignment or sublease, LESSEE is in default under this Lease; and

                 (b) no assignment or sublease shall be permitted unless LESSEE agrees, at the time of the proposed assignment or sublease and in LESSEE'S Notice, to pay to LESSOR, immediately upon receipt thereof, all Net Rental Proceeds, of whatever nature, payable by the prospective assignee or sublessee to LESSEE pursuant to such assignment or sublease.

                 15.5. (a) LESSOR shall have the right, to be exercised by giving written notice (the "Recapture Notice") to LESSEE within thirty (30) days after receipt of LESSEE'S Notice, to recapture the space described in LESSEE'S Notice (the "Recapture Space"). The Recapture Notice shall cancel and terminate this Lease with respect to the Recapture Space as of the date stated in LESSEE'S Notice for the commencement of the proposed assignment or sublease as fully and completely as if that date had been herein definitively fixed as the Termination Date, and LESSEE shall surrender possession of the Recapture Space as of such date. Thereafter, the Basic Rent and Additional Rent shall be equitably adjusted based upon the square footage of the Demised Premises then remaining, after deducting the square footage attributable to the Recapture Space.

                 (b) In the event LESSOR elects to exercise its recapture right and the Recaptured Space is less than the entire Demised Premises, then LESSOR, at its sole expense, shall have the right to make any alterations to the Demised Premises required, in LESSOR'S reasonable judgment, to make such Recaptured Space a self-contained rental unit. LESSOR agrees to perform all such work, if


                                       28







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





any, with as little inconvenience to LESSEE'S business as is reasonably possible; provided, however, LESSOR shall not be required to perform such work after LESSEE'S business hours or on weekends; and provided further, LESSOR shall not be deemed guilty of an eviction, partial eviction, constructive eviction or disturbance of LESSEE'S use or possession of the Demised Premises, and shall not be liable to LESSEE for same.

                 15.6. In addition to the foregoing requirements, any sublease must contain the following provisions:

                 (a) the sublease shall be subject and subordinate to all of the terms and conditions of this Lease;

                 (b) at LESSOR'S option, in the event of cancellation or termination of this Lease for any reason or the surrender of this Lease, whether voluntarily, involuntarily, or by operation of law, prior to the expiration of such sublease, including extensions and renewals of such sublease, the subtenant shall make full and complete attornment to LESSOR for the balance of the term of the sublease. The attornment shall be evidenced by an agreement in form and substance satisfactory to LESSOR which the subtenant shall execute and deliver at any time within five (5) days after request by LESSOR or its successors and assigns;

                 (c) the term of the sublease shall not extend beyond a date which is one day prior to the Termination Date;

                 (d) no subtenant shall be permitted to further sublet all or any portion of the subleased space or to assign its sublease without LESSOR'S prior written consent; and

                 (e) the subtenant shall waive the provisions of any law now or subsequently in effect which may give the subtenant any right of election to terminate the sublease or to surrender possession of the space subleased in the event that any proceeding is brought by LESSOR to terminate this Lease.

                 15.7.  Each  of  the  following   events  shall  be  deemed  to
constitute an assignment of this Lease and each shall require the prior written consent of LESSOR:

                 (a) any assignment or transfer of this Lease by operation of law; or

                 (b) any hypothecation, pledge, or collateral assignment of this Lease; or

                                       29







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



                 (c) any involuntary assignment or transfer of this Lease in connection with bankruptcy, insolvency, receivership, or similar proceeding; or

                 (d) any assignment, transfer, disposition, sale or acquisition of a controlling interest in LESSEE to or by any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions; or

                 (e) any issuance of an interest or interests in LESSEE (whether stock, partnership interests, or otherwise) to any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, which results in such person, entity, or group holding a controlling interest in LESSEE. For purposes of the immediately foregoing, a "controlling interest" of LESSEE shall mean 50% or more of the aggregate issued and outstanding equitable interests (whether stock, partnership interests, or otherwise) of LESSEE. The transfer of the outstanding capital stock of any corporate tenant shall not be deemed an assignment of this Lease if such transfer shall be effected by the sale of stock through the "over-the-counter-market" or through any recognized stock exchange.

                 15.8. It is a further condition to the effectiveness of any assignment otherwise complying with this Article 15 that the assignee execute, acknowledge, and deliver to LESSOR an agreement in form and substance satisfactory to LESSOR whereby the assignee assumes all of the obligations of LESSEE under this Lease and agrees that the provisions of this Article 15 shall continue to be binding upon it with respect to all future assignments and deemed assignments of this Lease.

                 15.9. No assignment of this Lease nor any sublease of all or any portion of the Demised Premises shall release or discharge LESSEE from any liability, whether past, present, or future, under this Lease and LESSEE shall continue to remain primarily liable under this Lease.

                 15.10. LESSEE shall be responsible for obtaining all permits and approvals required by any governmental or quasi-governmental agency in connection with any assignment of this Lease or any subletting of the Demised Premises, and LESSEE shall deliver copies of these documents to LESSOR prior to the commencement of any work, if work is to be done. LESSEE is also responsible for and is required to reimburse LESSOR for all fees, costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, which LESSOR incurs in reviewing any proposed assignment of this Lease, any proposed sublease of the Demised

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Premises,  and  any  permits,  approvals,  and  applications   for  CONSTRUCTION
WITHIN THE Demised Premises.

                 15.11. If LESSOR consents to any proposed assignment or sublease and LESSEE fails to consummate the assignment or sublease to which LESSOR consented within ninety (90) days after the giving of such consent, LESSEE shall be required again to comply with all of the provisions and conditions of this Article 15 before assigning this Lease or subletting the Demised Premises. If LESSEE consummates the assignment or sublease to which LESSOR consented within said ninety (90) day period, LESSEE agrees that it shall deliver to LESSOR a fully executed, duplicate original counterpart of the assignment or sublease agreement within ten (10) days of the date of execution of such item.

                 15.12. LESSEE agrees that under no circumstances shall LESSOR be liable in damages or subject to liability by reason of LESSOR'S failure or refusal to grant its consent to any proposed assignment of this Lease or subletting of the Demised Premises.

                 15.13. If LESSOR withholds its consent of any proposed assignment or sublease, LESSEE shall defend, indemnify, and hold LESSOR harmless from and reimburse LESSOR for all liability, damages, costs, fees, expenses, penalties, and charges (including, but not limited to, reasonable attorneys' fees and disbursements) arising out of any claims that may be made against LESSOR by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

                 15.14. (a) Notwithstanding anything to the contrary contained in this Lease, in the event that this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to LESSOR, shall be and remain the exclusive property of LESSOR and shall not constitute property of LESSEE or of the estate of LESSEE within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting LESSOR'S property under the preceding sentence not paid or delivered to LESSOR shall be held in trust for the benefit of LESSOR and be promptly paid to or turned over to LESSOR.

                 (b) If LESSEE proposes to assign this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to LESSEE, then notice of such proposed assignment setting forth (i) the name and address of such person or entity, (ii) all of the terms and conditions of such offer and (iii) the adequate assurance to be provided by LESSEE to assure

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




such  person's  or  entity's  future  performance  under  this Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, or any such successor or substitute legislation or rule thereto, shall be given to LESSOR by LESSEE no later than twenty (20) days after receipt by LESSEE, but in any event no later than ten (10) days prior to the date that LESSEE shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. LESSOR shall thereupon have the prior right and option, to be exercised by notice to LESSEE given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person for the assignment of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on or after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to LESSOR an instrument confirming such assumption.

                                   ARTICLE 16

                                    CASUALTY

                 16.1. If there is any damage to or destruction of the Demised Premises, LESSEE shall promptly give notice thereof to LESSOR, describing the nature and extent thereof.

                 16.2. If the Demised Premises are damaged, but are not thereby rendered partially or wholly untenantable, and this Lease is not terminated pursuant to Section 16.4, 16.5 or 16.6 hereof, LESSOR shall, at its own expense, cause Restoration to be completed as soon as reasonably practicable but in no event later than ninety (90) days from the occurrence, subject to any Excusable Delays, and the Basic Rent and Additional Rent shall not abate.

                 16.3. If the Demised Premises are damaged or destroyed and are rendered partially or wholly untenantable, and this Lease is not terminated pursuant to Section 16.4, 16.5 or 16.6 hereof, LESSOR shall, at its own expense, cause Restoration to be completed as soon as reasonably practicable but in no event later than one hundred eighty (180) days from the occurrence, subject to any Excusable Delays, and the Basic Rent and Additional Rent shall be equitably abated.

                 16.4. If, in the sole opinion of LESSOR, the Building is damaged or destroyed and the total cost of Restoration shall amount to twenty percent (20%) or more of the full insurable value of the Building, LESSOR, in lieu of Restoration, may elect to

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




terminate this Lease, provided that notice of such termination shall be sent to LESSEE within sixty (60) days after the occurrence of such casualty. If LESSOR exercises its right to terminate this Lease, this Lease shall cease, terminate and expire, and all Basic Rent and Additional Rent shall be prorated, as of the date of such damage or destruction.

                 16.5. If the Building is damaged or destroyed and, in the sole opinion of LESSOR, more than one hundred eighty (180) days are necessary to complete Restoration, or if during the final year of the Term the Demised Premises are damaged or destroyed and rendered partially or wholly untenantable, then in either case LESSOR may elect to terminate this Lease provided notice of such termination shall be sent to LESSEE within sixty (60) days after the occurrence of such casualty. If LESSOR exercises its right to terminate this Lease, this Lease shall cease, terminate and expire, and all Basic Rent and Additional Rent shall be prorated, as of the date of such damage or destruction.

                 16.6. LESSOR shall not be required to expend for Restoration an amount in excess of the Net Award received by it. In the event the Net Award is not adequate or the holder of an Underlying Encumbrance elects to retain the Net Award, LESSOR shall have the right to terminate this Lease provided notice of such termination shall be sent to LESSEE within sixty (60) days after the amount of such Net Award is ascertained, or after the date on which the holder of the Underlying Encumbrance notifies LESSOR that it has elected to retain the Net Award, whichever the case may be. If LESSOR exercises its right to terminate this Lease, this Lease shall cease, terminate and expire, and all Basic Rent and Additional Rent shall be prorated, as of the date of such damage or destruction.

                                   ARTICLE 17

                                  CONDEMNATION

                 17.1. LESSEE hereby irrevocably assigns to LESSOR any award or payment to which LESSEE becomes entitled by reason of any Taking of all or any part of the Demised Premises, whether the same shall be paid or payable in respect of LESSEE'S leasehold interest hereunder or otherwise, except that LESSEE shall be entitled to any award or payment for the Taking of LESSEE'S trade fixtures or personal property or for loss of business, relocation or moving expenses provided the amount of the Net Award payable to LESSOR with respect to the fee interest is not diminished. All amounts payable pursuant to any agreement with any condemning authority which have been made in settlement of or under threat of any condemnation or other eminent domain proceeding shall be deemed to be an award made in such proceeding. LESSEE agrees that this Lease

                                       33







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




shall control the rights of LESSOR and LESSEE in any Net Award and any contrary provision of any present or future law is hereby waived.

                 17.2. In the event of a Taking of the whole of the Demised Premises, then the Term shall cease and terminate as of the date when possession is taken by the condemning authority and all Basic Rent and Additional Rent shall be paid up to that date.

                 17.3. In the event of a Taking of thirty (30%) percent or more of the Demised Premises, then, if LESSEE shall determine in good faith and certify to LESSOR that because of such Taking, continuance of its business at the Demised Premises would be uneconomical, LESSEE may at any time either prior to or within a period of sixty (60) days after the date when possession of such premises shall be required by the condemning authority, elect to terminate this Lease. In the event that LESSEE shall fail to exercise any such option to terminate this Lease, or in the event of a Taking of the Demised Premises under circumstances under which LESSEE will have no such option, then, and in either of such events, LESSOR shall, subject to the provisions of Section 17.4. cause Restoration to be completed as soon as reasonably practicable, but in no case later than ninety (90) days after the date the condemning authority takes possession of such portion of the Demised Premises, subject to any Excusable Delays, and the Basic Rent and Additional Rent thereafter payable during the Term shall be equitably prorated based upon the square foot area of the Demised Premises and/or of the Building actually taken.

                 17.4. If (a) the Net Award is inadequate to complete Restoration of the Demised Premises, or (b) in the case of a Taking of thirty (30%) percent or more of the Demised Premises, LESSEE has not elected to terminate this Lease pursuant to Section 17.3 hereof, then LESSOR may elect either to complete such Restoration or terminate this Lease by giving notice to LESSEE within sixty (60) days after (x) the amount of the Net Award is ascertained or (y) the expiration of the sixty (60) day period within which LESSEE may terminate this Lease (as described in Section 17.3 hereof), whichever the case may be. In such event, all Basic Rent and Additional Rent shall be apportioned as of the date the condemning authority actually takes possession of the Demised Premises.

                                   ARTICLE 18

                                EVENTS OF DEFAULT

                 18.1. Any of the following occurrences, conditions or acts shall constitute an "Event of Default" under this Lease:

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

                 (a) if LESSEE shall default in making payment when due of any Basic Rent, Additional Rent or other amount payable by LESSEE hereunder, and such default shall continue for ten (10) days; or

                 (b) if LESSEE shall fail to take actual occupancy of the Demised Premises within thirty (30) days after the Commencement Date or shall thereafter vacate the Demised Premises for a period in excess of thirty (30) days; or

                 (c) if the Demised Premises shall be abandoned by LESSEE for a period of thirty (30) consecutive days; or

                 (d) if LESSEE shall file a petition in bankruptcy pursuant to the Bankruptcy Code or under any similar federal or state law, or shall be adjudicated a bankrupt or become insolvent, or shall commit any act of bankruptcy as defined in any such law, or shall take any action in furtherance of any of the foregoing; or

                 (e) if a petition or answer shall be filed proposing the adjudication of LESSEE as a bankrupt pursuant to the Bankruptcy Code or any similar federal or state law, and (i) LESSEE shall consent to the filing thereof, or (ii) such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof; or

                 (f) if a receiver, trustee or liquidator (or other similar official) of LESSEE or of all or substantially all of its business or assets or of the estate or interest of LESSEE in the Demised Premises shall be appointed and shall not be discharged within sixty (60) days thereafter or if LESSEE shall consent to or acquiesce in such appointment; or

                 (g) if the estate or interest of LESSEE in the Demised Premises shall be levied upon or attached in any proceeding and such process shall not be vacated or discharged within sixty (60) days after such levy or attachment; or

                 (h) if LESSEE shall use or suffer or permit the use of the Demised Premises or any part thereof for any purpose other than expressly specified in Section 7.1; or

                 (i) if LESSEE fails to discharge any Lien within the time period set forth in Article 11; or

                 (j) if LESSEE fails to maintain the insurance required pursuant to Article 13, or LESSEE fails to deliver to LESSOR the insurance certificates required by Article 13 within the time periods set forth in Section 13.3; or

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                 (k)  if  LESSEE   fails  to  deliver  to  LESSOR  the  estoppel
certificate required by Article 14 within the time period set forth therein; or

                 (l) if LESSEE assigns this Lease or sublets all or any portion of the Demised Premises without complying with all the Provisions of Article 15; or

                 (m) if LESSEE fails to deliver to LESSOR the subordination agreement required by Section 22.1 within the time period set forth therein; or

                 (n) if  LESSEE  fails to  comply  with any  Legal or  Insurance
Requirement, and such failure continues for a period of ten (10) days after LESSOR shall have given notice to LESSEE specifying such default and demanding that the same be cured; or

                 (o) if LESSEE shall default in the observance or performance of any provision of this Lease other than those provisions contemplated by clause
(i) through (n), inclusive, of this Section 18.1, and such default shall continue for thirty (30) days after LESSOR shall have given notice to LESSEE specifying such default and demanding that the same be cured (unless such default cannot be cured by the payment of money and cannot with due diligence be wholly cured within such period of thirty (30) days, in which case LESSEE shall have such longer period as shall be necessary to cure the default, so long as LESSEE begins promptly to cure the same within such thirty (30) day period, prosecutes the cure to completion with due diligence and advises LESSOR from time to time, upon LESSOR'S request, of the actions which LESSEE is taking and the progress being made).

                                   ARTICLE 19

                        CONDITIONAL LIMITATIONS; REMEDIES

                 19.1. This Lease and the Term and estate hereby granted are subject to the limitation that whenever an Event of Default shall have happened and be continuing, LESSOR shall have the right, at its election, then or thereafter while any such Event of Default shall continue and notwithstanding the fact that LESSOR may have some other remedy hereunder or at law or in equity, to give LESSEE written notice of LESSOR'S intention to terminate this Lease on a date specified in such notice, which date shall be not less than ten
(10) days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all right of LESSEE hereunder shall expire and terminate, and LESSEE shall be liable as hereinafter in

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




this Article 19 provided. If any such notice is given, LESSOR shall have, on such date so specified, the right of re-entry and possession of the Demised Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of LESSEE. Should LESSOR elect to re-enter as herein provided or should LESSOR take possession pursuant to legal proceedings or pursuant to any notice provided for by law, LESSOR may from time to time re-let the Demised Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as LESSOR may deem advisable, with the right to make alterations in and repairs to the Demised Premises.

                 19.2. In the event of any  termination of this Lease as in this
Article 19 provided or as required or permitted by law, LESSEE shall forthwith quit and surrender the Demised Premises to LESSOR, and LESSOR may, without further notice, enter upon, reenter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same as if this Lease had not been made, and in any such event LESSEE and no person claiming through or under LESSEE by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises, and LESSOR at its option shall forthwith, notwithstanding any other provision of this Lease, be entitled to recover from LESSEE, as and for liquidated damages, the sum of:

                 (a) all Basic Rent, Additional Rent and other amounts payable by LESSEE hereunder then due or accrued and unpaid, and

                 (b) for loss of the bargain, an amount equal to the aggregate of all unpaid Basic Rent and Additional Rent which would have been payable if this Lease had not been terminated prior to the end of the Term then in effect, discounted to its then present value in accordance with accepted financial practice using a rate equal to six percent (6%) per annum; and

                 (c) all other damages and expenses (including attorneys' fees and expenses), which LESSOR shall have sustained by reason of the breach of any provision of this Lease.

                 19.3. Nothing herein contained shall limit or prejudice the right of LESSOR, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal

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




to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the excess referred to above.

                 19.4. In the event that LESSEE should abandon the Demised Premises, LESSOR may, at its option and for so long as LESSOR does not terminate LESSEE'S right to possession of the Demised Premises, enforce all of its rights and remedies under this Lease, including the right to recover all Basic Rent, Additional Rent and other payments as they become due hereunder. Additionally, LESSOR shall be entitled to recover from LESSEE all costs of maintenance and preservation of the Demised Premises, and all costs, including attorneys' and receiver's fees, incurred in connection with the appointment of or performance by a receiver to protect the Demised Premises and LESSOR'S interest under this Lease.

                 19.5. Nothing herein shall be deemed to affect the right of LESSOR to indemnification pursuant to Section 8.1 of this Lease.

                 19.6. At the request of LESSOR upon the occurrence of an Event of Default, LESSEE will quit and surrender the Demised Premises to LESSOR or its agents, and LESSOR may without further notice enter upon, re-enter and repossess the Demised Premises by summary proceedings, ejectment or otherwise. The words "enter", "re-enter", and "re-entry" are not restricted to their technical legal meanings.

                 19.7. If LESSEE shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that LESSEE was in default, LESSEE shall pay to LESSOR all fees, costs and other expenses which may become payable as a result thereof or in connection therewith, including attorneys' fees and expenses.

                 19.8. If LESSEE shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, LESSOR, without thereby waiving such default, may perform the same for the account and at the expense of LESSEE (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default will result in a violation of any Legal or Insurance Requirement, or in the imposition of any Lien against all or any portion of the Premises and (b) in any other case if such default continues after thirty (30) days from the date of the giving by LESSOR to LESSEE of notice of LESSOR'S intention so to perform the same. All costs and expenses incurred by LESSOR in connection with any such performance by it for the account of LESSEE and also all costs and expenses, including attorneys' fees and disbursements incurred by LESSOR in

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
any action or proceeding (including any summary dispossess proceeding) brought by LESSOR to enforce any obligation of LESSEE under this Lease and/or right of LESSOR in or to the Demised Premises, shall be paid by LESSEE to LESSOR upon demand.

                 19.9. Except as otherwise provided in this Article 19, no right or remedy herein conferred upon or reserved to LESSOR is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver by LESSOR of any provision of this Lease shall be deemed to have been made unless expressly so made in writing. LESSOR shall be entitled, to the extent permitted by law, to injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to a decree compelling observance or performance of any provision of this Lease, or to any other legal or equitable remedy.

                                   ARTICLE 20

                    RIGHT OF ENTRY; RESERVATION OF EASEMENTS

                 20.1. LESSOR and LESSOR'S agents and representatives shall have the right to enter into or upon the Demised Premises, or any part thereof, at all reasonable hours for the following purposes: (1) examining the Demised Premises; (2) making such repairs or alterations therein as may be necessary in LESSOR'S sole judgment for the safety and preservation of the Building or the Demised Premises; (3) erecting, maintaining, repairing or replacing wires, cables, ducts, pipes, conduits, vents or plumbing equipment running in, to or through the Demised Premises; (4) showing the Demised Premises to prospective new tenants during the last twelve (12) months of the Term; or (5) showing the Demised Premises during the Term to any mortgagees or prospective purchasers of the Premises. LESSOR shall give LESSEE three (3) business days prior written notice before commencing any non-emergency repair or alteration.

                 20.2. LESSOR may enter upon the Demised Premises at any time in case of emergency without prior notice to LESSEE.

                 20.3.  LESSOR,  in  exercising  any of its  rights  under  this
Article 20, shall not be deemed guilty of an eviction, partial eviction, constructive eviction or disturbance of LESSEE'S use or possession of the Demised Premises and shall not be liable to LESSEE for same.

                 20.4. All work performed by or on behalf of LESSOR in or on the Demised Premises pursuant to this Article 20 shall be

                                       39







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




performed with as little inconvenience to LESSEE'S business as is reasonably possible.

                 20.5. LESSEE shall not change any locks or install any additional locks on doors entering into the Demised Premises without the consent of LESSOR and, if any change is made, a copy of any such lock key shall be given to LESSOR. If in an emergency LESSOR is unable to gain entry to the Demised Premises by unlocking entry doors thereto, LESSOR may force or otherwise enter the Demised Premises, without liability to LESSEE for any damage resulting directly or indirectly therefrom. LESSEE shall be responsible for all damages created or caused by its failure to give LESSOR a copy of any key to any lock installed by LESSEE controlling entry to the Demised Premises.

                 20.6. LESSOR reserves the right to make changes, alterations, additions, improvements, repairs or replacements in or to the Premises, the Building (including the Demised Premises) and the fixtures and equipment thereof from time to time as LESSOR may reasonably deem necessary or desirable; provided, however, that there be no unreasonable obstruction of the means of access to the Demised Premises or unreasonable interference with LESSEE'S use of the Demised Premises and the usable square foot area of the Demised Premises is not unreasonably affected thereby. Nothing contained in this Article shall be deemed to relieve LESSEE of any duty, obligation or liability of LESSEE with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental authority.

                                   ARTICLE 21

                             ACCORD AND SATISFACTION

                 The receipt by LESSOR of any installment of Basic Rent or of any Additional Rent with knowledge of a default by LESSEE under the terms and conditions of this Lease shall not be deemed a waiver of such default. No payment by LESSEE or receipt by LESSOR of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and LESSOR may accept such check or payment without prejudice to LESSOR'S right to recover the balance of such rent or pursue any other remedy in this Lease provided.

                                   ARTICLE 22

                                  SUBORDINATION

                 22.1. This Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage which may now or at any time hereafter affect all or any portion of the Premises or LESSOR'S interest therein and to all ground leases which may now or at any time hereafter affect all or any portion of the Premises (any such mortgage or ground lease being herein called an "Underlying Encumbrance"). The foregoing provisions for the subordination of this Lease and the term and estate hereby granted to an Underlying Encumbrance shall be self-operative and no further instrument shall be required to effect any such subordination; provided, however, at any time and from time to time, upon not less than ten (10) days' prior notice by LESSOR, LESSEE shall execute, acknowledge and deliver to LESSOR any and all reasonable instruments that may be necessary or proper to effect such subordination or to confirm or evidence the same.

                 22.2. If all or any portion of LESSOR'S estate in the Premises shall be sold or conveyed to any person, firm or corporation upon the exercise of any remedy provided for in any mortgage or by law or equity, such person, firm or corporation and each person, firm or corporation thereafter succeeding to its interest in the Premises (a) shall not be liable for any act or omission of LESSOR under this Lease occurring prior to such sale or conveyance, (b) shall not be subject to any offset, defense or counterclaim accruing prior to such sale or conveyance, (c) shall not be bound by any payment prior to such sale or conveyance of Basic Rent, Additional Rent or other payments for more than one month in advance (except prepayments in the nature of security for the performance by LESSEE of its obligations hereunder), and (d) shall be liable for the keeping, observance and performance of the other covenants, agreements, terms, provisions and conditions to be kept, observed and performed by LESSOR under this Lease only during the period such person, firm or corporation shall hold such interest.

                 22.3. In the event of an act or omission by LESSOR which would give LESSEE the right to terminate this Lease or to claim a partial or total eviction, LESSEE will not exercise any such right until it has given written notice of such act or omission, or, in the case of the Demised Premises or any part thereof becoming untenantable as the result of damage from fire or other casualty, written notice of the occurrence of such damage, to the holder of any Underlying Encumbrance whose name and address shall previously have been furnished to LESSEE in writing, by delivering such notice of such act, omission or damage addressed to such holder at said address or if such holder hereafter furnishes another address to LESSEE in writing at the last address of such

                                       41







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



holder so furnished to LESSEE, and, unless otherwise provided herein, until a reasonable period for remedying such act, omission or damage shall have elapsed following such giving of such notice, provided any such holder, with reasonable diligence, shall, following the giving of such notice, have commenced and continued to remedy such act, omission or damage or to cause the same to be remedied.

                 22.4. If, in connection with obtaining financing for the Premises or refinancing any mortgage encumbering the Premises, the prospective lender requests reasonable modifications to this Lease as a condition precedent to such financing or refinancing, then LESSEE hereby covenants and agrees not to unreasonably withhold, delay or condition its consent to such modifications, provided such modifications do not increase the Basic Rent or Additional Rent, do not reduce the length of the Term, do not materially and adversely affect the leasehold interest created by this Lease and do not materially and adversely affect the manner in which LESSEE'S operations are conducted at the Demised Premises.

                                   ARTICLE 23

                                LESSEE'S REMOVAL

                 23.1. Upon the expiration or earlier termination of this Lease, LESSEE shall surrender the Demised Premises to LESSOR in the condition same is required to be maintained under Article 7 of this Lease and broom clean. Any personal property which shall remain in any part of the Demised Premises after the expiration or earlier termination of this Lease shall be deemed to have been abandoned, and either may be retained by LESSOR as its property or may be disposed of in such manner as LESSOR may see fit; provided, however, that, notwithstanding the foregoing, LESSEE will, upon request of LESSOR made not later than thirty (30) days after the expiration or earlier termination of this Lease, promptly remove from the Demised Premises any such personal property.

                 23.2. If, at any time during the last three (3) months of the Term, LESSEE shall not occupy any part of the Demised Premises in connection with the conduct of its business, LESSOR may elect, at its option, to enter such part of the Demised Premises to alter and/or redecorate such part of the Demised Premises, and LESSEE hereby irrevocably grants to LESSOR a license to enter such part of the Demised Premises in connection with such alterations and/or redecorations. LESSOR'S exercise of such right shall not relieve LESSEE from any of its obligation under this Lease.

                 23.3. If LESSEE holds over possession of the Demised Premises beyond the Termination Date, such holding over shall not be deemed to extend the Term or renew this Lease but such holding

                                       42







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




over shall continue upon the terms, covenants and conditions of this Lease except that LESSEE agrees that the charge for use and occupancy of the Demised Premises for each calendar month or portion thereof that LESSEE holds over (even if such part shall be one day) shall be a liquidated sum equal to one-twelfth (1/12th) of two (2) times the Basic Rent and Additional Rent required to be paid by LESSEE during the calendar year preceding the Termination Date. The parties recognize and agree that the damage to LESSOR resulting from any failure by LESSEE to timely surrender possession of the Demised Premises will be extremely substantial, will exceed the amount of the monthly Basic Rent and Additional Rent payable hereunder and will be impossible to accurately measure. If the Demised Premises are not surrendered upon the expiration of this Lease, LESSEE shall indemnify, defend and hold harmless LESSOR against any and all losses and liabilities resulting therefrom, including, without limitation, any claims made by any succeeding tenant founded upon such delay. Nothing contained in this Lease shall be construed as a consent by LESSOR to the occupancy or possession by LESSEE of the Demised Premises beyond the Termination Date, and LESSOR, upon said Termination Date, shall be entitled to the benefit of all legal remedies that now may be in force or may be hereafter enacted relating to the immediate repossession of the Demised Premises. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

                                   ARTICLE 24

                                     BROKERS

                 LESSEE and LESSOR each represents to the other that no real estate broker or sales representative participated in this transaction or has any interest herein. LESSEE and LESSOR each agrees to indemnify and hold harmless the other and their respective directors, officers, employees and partners, from and against any threatened or asserted claims, liabilities, losses or judgments (including reasonable attorneys' fees and disbursements) by any broker or sales representative other than as named above arising out of or in connection with this Lease. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

                                   ARTICLE 25

                                     NOTICES

                 All notices, demands, requests, consents, approvals, offers, statements and other instruments or communications required or permitted to be given hereunder shall be in writing, shall be either hand delivered by respectable priority overnight delivery service, or mailed by first class registered or certified

                                       43







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



mail, postage prepaid, addressed to the address for such party set forth above, or to such other address as either party shall designate to the other in writing, and shall be deemed to have been given when delivered, or three (3) days after being mailed. Notwithstanding the foregoing, any notice changing the address of a party shall not be deemed given until received by the party to whom it was addressed.

                                   ARTICLE 26

                         NATURE OF LESSOR'S OBLIGATIONS

                 Anything  in the  Lease  to the  contrary  notwithstanding,  no recourse or relief shall be had under any rule of law, statute or constitution or by any enforcement of any assessments or penalties, or otherwise or based on or in respect of this Lease (whether by breach of any obligation, monetary or non-monetary), against LESSOR, it being expressly understood that all obligations of LESSOR under or relating to this Lease are solely obligations payable out of the Premises and are compensable solely therefrom. It is expressly understood that all such liability is and is being expressly waived and released as a condition of and as a condition for the execution of this Lease, and LESSEE expressly waives and releases all such liability as a condition of, and as a consideration for, the execution of this Lease by LESSOR.

                                   ARTICLE 27

                                SECURITY DEPOSIT

                 27.1. (a) Concurrently with the execution of this Lease, LESSEE shall deposit with LESSOR the sum of $5,306.00, the same to be held by LESSOR as security for the full and faithful performance by LESSEE of the terms and conditions by it to be observed and performed hereunder. If any Basic Rent, Additional Rent or other sum payable by LESSEE to LESSOR becomes overdue and remains unpaid, or should LESSOR make any payments on behalf of LESSEE, or should LESSEE fail to perform any of the terms and conditions of this Lease, then LESSOR, at its option, and without prejudice to any other remedy which LESSOR may have on account thereof, shall appropriate and apply said deposit, or so much thereof as may be required to compensate or reimburse LESSOR, as the case may be, toward the payment of Basic Rent, Additional Rent or other such sum payable hereunder, or loss or damage sustained by LESSOR due to the breach or failure to perform on the part of LESSEE, and upon demand, LESSEE shall restore such security to the original sum deposited.

                 (b) LESSEE hereby agrees that the security deposit shall equal $5,306.67 one (1) month's Basic Rent at all times during

                                       44






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



the Term, and LESSEE agrees to deposit with LESSOR such additional sum as may be required to satisfy such requirement within thirty (30) days after any increase in the Basic Rent.

                 27.2. Conditioned upon the full compliance by LESSEE of all of the terms of this Lease, and the prompt payment of all sums due hereunder, as and when they fall due, said deposit shall be returned in full to LESSEE within fifteen (15) days after the end of the Term.

                 27.3. In the event of bankruptcy or other debtor-creditor proceeding against LESSEE, such security deposit shall be deemed to be applied first to the payment of rent and other charges due LESSOR for all periods prior to filing of such proceedings.

                 27.4. In the event of any transfer of title to the Premises, or any assignment of LESSOR'S interest under this Lease, LESSOR shall have the right to transfer the security deposit to said transferee or assignee and, provided that the transferee or assignee assumes in writing the obligations of LESSOR under this Lease, LESSOR shall thereupon be released by LESSEE from all liability for the return of such security deposit. In such event, LESSEE agrees to look to the new lessor for the return of the security deposit. It is hereby agreed that the provisions of this Section shall apply to every transfer or assignment made of the security deposit to a new lessor.

                                   ARTICLE 28

                              RULES AND REGULATIONS

                 LESSOR shall have the right to adopt at any time during the Term such rules and regulations with respect to the Premises as it deems reasonably necessary for the safety, care and cleanliness of the Premises, the preservation of good order therein and the general convenience of all the tenants, and LESSEE and LESSEE'S Visitors shall comply with such rules and regulations after twenty (20) days' written notice thereof from LESSOR (such rules and regulations, as the same may be amended pursuant to this Section, are collectively referred to as the "Rules and Regulations"). LESSOR may make, at its sole discretion, reasonable amendments thereto from time to time, and LESSEE and LESSEE'S Visitors shall comply with such amended Rules and Regulations after twenty (20) days' written notice thereof from LESSOR. All Rules and Regulations shall apply to all tenants occupying space within the Building, and will not materially interfere with the use and enjoyment of the Demised Premises by LESSEE. In the event there is a conflict between the provisions of this Lease and the Rules and Regulations, the provisions of this Lease shall govern.

                                       45






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




                                   ARTICLE 29

                                  MISCELLANEOUS

                 29.1. This Lease may not be amended, modified or terminated, nor may any obligation hereunder be waived, orally, and no such amendment, modification, termination or waiver, shall be effective unless in writing and signed by the party against whom enforcement thereof is sought. No waiver by LESSOR of any obligation of LESSEE hereunder shall be deemed to constitute a waiver of the future performance of such obligation by LESSEE. If any provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such provision shall not be affected thereby. This Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, except as provided in Article 15. Upon due performance of the covenants and agreements to be performed by LESSEE under this Lease, LESSOR covenants that LESSEE shall and may at all times peaceably and quietly have, hold and enjoy the Demised Premises during the Term. The table of contents and the article headings are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Schedules A and B annexed hereto are incorporated into this Lease. This Lease will be simultaneously executed in several counterparts, each of which when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey.

                 29.2. No act or thing done by LESSOR or LESSOR'S agents during the Term shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by LESSOR. No employee of LESSOR or LESSOR'S agents shall have any authority to accept the keys to the Demised Premises prior to the Termination Date and the delivery of keys to any employee of LESSOR or LESSOR'S agents shall not operate as an acceptance of a termination of this Lease or an acceptance of a surrender of the Demised Premises.

                 29.3. LESSOR'S failure during the Term to prepare and deliver any of the statements, notices or bills set forth in this Lease shall not in any way cause LESSOR to forfeit or surrender its rights to collect any amount that may have become due and owing to it during the Term.

                 29.4. The submission of this Lease to LESSEE for examination does not constitute an offer to lease the Demised Premises on the terms set forth herein, and this Lease shall become

                                       46







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



effective as a lease agreement only upon the execution and delivery of this Lease by LESSOR and LESSEE.

                 29.5. (a) LESSOR hereby reserves the right to relocate the portion of the Demised Premises which is warehouse space to other warehouse space of comparable size within the first floor of Building (the "New Space") at any time during the Term. If LESSOR elects to relocate LESSEE, LESSOR agrees to
(i) reimburse LESSEE for all reasonable expenses incurred by LESSEE in connection with its move to the New Space within ten (10) business days after receipt of a reasonably detailed statement describing each expense.

                 (b) LESSEE agrees to relocate to the New Space on or before the later to occur of (i) sixty (60) days after the date of LESSOR'S notice to LESSEE electing to relocate LESSEE or (ii) ten (10) days after the date of LESSOR'S notice to LESSEE stating that the New Space is ready for LESSEE'S occupancy.

                 (c) LESSOR and LESSEE hereby agree, within twenty (20) days after LESSEE takes possession of the New Space, to promptly amend those provisions of this Lease which are affected by the relocation and the change, if any, in the rentable area.

                 (d) LESSOR and LESSEE hereby agree further that all of the terms and conditions of this Lease, as amended pursuant to Section 29.5(c), shall remain in full force and effect and shall apply to the New Space.

                 29.6. If either LESSOR or LESSEE shall institute an action or proceeding against the other relating to any of the terms, covenants, conditions or provisions of this Lease, or a default herein, the unsuccessful party in such action or proceeding shall reimburse the successful party for reasonable attorneys' fees or other costs and expenses incurred therein by the successful party, including fees, costs and expenses incurred in any applicable proceeding.

                 29.7. LESSOR, at its sole cost and expense, shall install in the lobby of the Building a directory board indicating the floor upon which the Demised Premises are located.

                                       47







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




                 29.8. LESSOR represents that the Preliminary Assessment/Site Investigation Report prepared by Dan Raviv Associates, Inc. dated October 8, 1996 is the most recent environmental report obtained by LESSOR regarding the Premises.

                                   ARTICLE 30

                                 RENEWAL OPTION

                 30.1. (a) Subject to the terms and conditions of this Section 30.1., LESSOR hereby grants to LESSEE the right to extend the original five-year term of this Lease for one period of five years. LESSEE shall exercise the renewal option by delivering written notice thereof at least one (1) year prior to the Termination Date, time being of the essence with respect to the delivery of such notice.

                 (b) In the event LESSEE  exercises  its renewal  right,  LESSOR shall deliver to LESSEE, its determination of the Basic Rent for the renewal period within thirty (30) days after the date LESSEE exercises its renewal right. LESSEE shall have thirty (30) days from receipt from LESSOR'S determination of the Basic Rent for the renewal period to revoke its exercise of the renewal option by delivering written notice thereof to LESSOR, time being of the essence with respect to the delivery of such revocation notice. If LESSEE does not timely revoke its exercise of the renewal option, then the Basic Rent for the renewal period shall be the amount determined by LESSOR as set forth in LESSOR'S notice.

                 (c) LESSEE'S right to exercise its renewal option is expressly subject to the following: (i) LESSEE shall not be in default as of the date of LESSEE's notice exercising such renewal option or as of the commencement of the renewal period; (ii) LESSEE shall be in occupancy of the entire Demised Premises; and (iii) LESSEE shall not have sublet all or any portion of the Demised Premises. If any of the foregoing conditions is not accurate, then LESSEE shall not have the right to renew this Lease and any notice exercising such renewal rights shall be deemed automatically null and void.

                                       48







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




                 IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

                                       LESSOR:

                                       VITAMIN REALTY ASSOCIATES, L.L.C.


                                       By:      ERIC FRIEDMAN
                                          --------------------------------------
                                          Name: Eric Friedman
                                          Title: Member


                                       LESSEE:

                                       ALL COMMUNICATIONS CORPORATION


                                       By:       RICHARD REISS
                                          --------------------------------------
                                          Name:  RICHARD REISS
                                          Title: PRES.





                                       49






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





                                   SCHEDULE B

                                   BASIC RENT

                 The Basic Rent shall be payable in equal monthly installments, in advance, on the Basic Rent Payment Dates. The Basic Rent for the Term shall be $63,680.00 per annum, payable in equal monthly installments of $5,306.67.

                             [SECOND FLOOR PLAN LAYOUT]



SECOND FLOOR TENANT SPACE PLAN
------------------------------

THIS PLAN IS BASED ON A DRAWING ENTITLED
"BUILDING IS SECOND FLOOR PLAN OF EXISTING CONDITIONS"
PREPARED BY SANCHEZ AND FIGUEROA, ARCHITECTS
DATED 26 JANUARY 1987.




TENANT          NET            ADD-         RENTABLE
SPACE           AREA           ON             AREA
-----           ----           ----         --------
 A               6,775        1,258.75        8.073.76
 B               1,100          210.75        1,310.75
 C               1,060          203.04        1,263.04
 D               3,680          705.06        4,385.06
 E               4,550          545.22        5,855.22
 F               3,055          532.84        3,687.84
 G               3,400          651.55        4,051.35
 H               8,300        1,705.65       10,605.63
 I               1,330          381.24        2,371.23
 J               1,075          206.46        1,281.46
 K               1,060          207.32        1,287.32
 L                 810          155.00          363.06
 M                 810          155.06          365.06
 N                 825          158.45          583.45
 O               1,425          286.14        1,781.14
 P               3,650          422.93        4,343.33
                ------        --------       ---------
                44,635        8,567          53,262


PROPOSED TENANT DIVISION IN
BUILDING 15 FOR
LIBERTY HILLSIDE ASSOCIATES
ROUTE 22
HILLSIDE NEW JERSEY

                             [FIRST FLOOR PLAN LAYOUT]


                                                                    FIRST FLOOR
                                                                 91,000 SQ. FT.